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                                                                   EXHIBIT 10.30

                      AMENDED AND RESTATED CREDIT AGREEMENT

     AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 24, 1998 amending and restating the Credit Agreement dated as of May 10, 1996 and amended as of March 5, 1998 (the "CREDIT AGREEMENT") among ALLERGAN, INC. (the "COMPANY"), the ELIGIBLE SUBSIDIARIES referred to therein, the BANKS party thereto, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Co-Agent and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT").

                              W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Credit Agreement to (i) extend the Termination Date from May 10, 2001 to March 24, 2003 and (ii) change the definitions of the Pricing Levels so that on and or after the date hereof one rating, rather than two, will satisfy the requirement at each Pricing Level; and

     WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth herein and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment and Restatement becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. Extension of Termination Date. The definition of "Termination Date" in Section 1.01 of the Credit Agreement is amended by changing the dates specified therein from "May 10, 2001" to "March 24, 2003".

     SECTION 3. Pricing Levels. The definitions of "Level I Pricing", "Level II Pricing", "Level III Pricing", "Level IV Pricing" and "Level V Pricing" in
Section 1.01 of the Credit Agreement are amended to read as follows:


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     "LEVEL I PRICING" applies at any date if, at such date, the Company's outstanding senior secured long-term debt securities are rated AA- or higher by S&P or Aa3 or higher by Moody's.

     "LEVEL II PRICING" applies at any date if, at such date, (i) the Company's outstanding senior unsecured long-term debt securities are rated A or higher by S&P or A2 or higher by Moody's and (ii) Level I Pricing does not apply.

     "LEVEL III PRICING" applies at any date if, at such date, (i) the Company's outstanding senior unsecured long-term debt securities are rated BBB+ or higher by S&P or Baa1 or higher by Moody's and (ii) neither Level I Pricing nor Level II Pricing applies.

     "LEVEL IV PRICING" applies at any date if, at such date, (i) the Company's outstanding senior unsecured long-term debt securities are rated BBB or higher by S&P or Baa2 or higher by Moody's and (ii) none of Level I Pricing, Level II Pricing or Level III Pricing applies.

     "LEVEL V PRICING" applies at any date, if at such date, no other Pricing Level applies.

     SECTION 4. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

     SECTION 5. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 6. Counterparts. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 7. Effectiveness. This Amendment and Restatement shall become effective as of the date hereof on the date (the "AMENDMENT EFFECTIVE DATE") when the Agent shall have received from each of the Company and the Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and
Restatement to be duly executed as of the date first above written.

                                             ALLERGAN, INC.


By: /s/ JEFFREY L. EDWARDS                   By: /s/ GARY A. PREM
    --------------------------------             ------------------------------
    Name:  Jeffrey L. Edwards                    Name:  Gary A. Prem
    Title: Vice President, Treasurer             Title: Assistant Treasurer

                                             MORGAN GUARANTY TRUST
                                              COMPANY OF NEW YORK


                                             By: /s/ DIANA H. IMHOF
                                                 ------------------------------
                                                 Name:  Diana H. Imhof
                                                 Title: Vice President

                                             BANK OF AMERICA NATIONAL
                                               TRUST AND SAVINGS ASSOCIATION


                                             By: /s/ THERESE A. FONTAINE
                                                 ------------------------------
                                                 Name:  Therese A. Fontaine
                                                 Title: Vice President

                                             CITICORP USA, INC.


                                             By: /s/ CONNIE R. PESCAR
                                                 ------------------------------
                                                 Name:  Connie R. Pescar
                                                 Title: Vice President

                                             ABN AMRO BANK N.V. LOS ANGELES
                                              INTERNATIONAL BRANCH


/s/ ELLEN M. COLEMAN                         By: /s/ JOHN A. MILLER
-------------------------------                  ------------------------------
Ellen M. Coleman                                 Name:  John A. Miller
Vice President/Director                          Title: Group Vice President


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                                             THE FIRST NATIONAL BANK OF
                                              CHICAGO


                                             By: /s/ MARK A. ISLEY
                                                 ------------------------------
                                                 Name:  Mark A. Isley
                                                 Title: First Vice President

                                              WACHOVIA BANK OF GEORGIA, N.A.


                                              By: /s/ STEVEN M. TAKEI
                                                  -----------------------------
                                                  Name:  Steven M. Takei
                                                  Title: Senior Vice President


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